March 2023 RANGER INVESTOR PRESENTATION

Forward-Looking Statements: The information in this presentation includes “forward-looking statements.” All statements, other than statements of historical fact included in this presentation, regarding our strategy, our expected results of operations, cash flows, future operations, financial position, estimated revenues and projected costs, prospects, and objectives are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Ranger’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” included in Ranger’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and other filings with the U.S. Securities and Exchange Commission (“SEC”). We caution you that forward-looking statements are subject to risks and uncertainties. These risks include, but are not limited to, the level of domestic capital spending by the oil and natural gas industry natural or man-made disasters and other external events that may disrupt our manufacturing operations, volatility of oil and natural gas prices, changes in general economic and geopolitical conditions, technological advancements and sustained inflation in well service technologies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data are also based on the management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, rangerenergy.com, under the “Investor Center” tab. IMPORTANT DISCLOSURES 2

High specification rigs 48%Wireline services 32% Processing solutions and ancillary services 20% 3 Segment Profile RANGER AT A GLANCE  Market leading provider of oil & gas support services with ~2,000 employees and 5,000 operational assets.  Operating in 25 locations across 8 basins, RNGR’s 11 different service offerings provide critical support to E&P companies.  Operating in a fragmented market, we have a long track record of effectively consolidating through acquisition and delivering above market returns. Revenue by Segment % of Total 2022 Net Revenue +108% 2021-2022 Revenue Growth +521% 2021-2022 Adj. EBITDA Growth $0.83 2022 Free Cash Flow per Share (69%) 2021-2022 Adj. Net Debt Reduction $61m Available Liquidity 0.3x Net Leverage Note : Statistics as of December 2022.

• >160,000 modern, extended lateral, horizontal wells currently producing which require High- Spec Service Rigs and support equipment to maintain efficient production • Extended reach became the primary lateral length drilling type in 2017, increasing demand for well servicing versus coiled tubing • Average well laterals have increased from 5,000’ in 2014 to average lateral lengths of between 9,000’ to 10,000’ in recent years SERVICING U.S. ONSHORE HORIZONTAL WELLS DEMAND GROWING AROUND PRODUCTION SPENDING Source: Graph by the U.S. Energy Information Administration and Enverus Note: BOE=barrel of oil equivalent 4

WELL CYCLE EXPOSURE PROFILE

Drilling | Completion | Production | Decommissioning

RNGR Revenue Contribution

Completion	Production	Decommissioning
30-40%	50-60%	<10%

Production Focused Business Lines with Completion and Decommissioning Exposure

	Completion	Production	Decommissioning
High Spec Rigs	• Completion Related Drill-outs	• Artificial Lift Installation • Workovers & Well Maintenance • Re-Completions and Re-Fracs • Acidizing Services	
Wireline Services	• Toe-Prep • Plug and Perf • Pump-Down Services	• Casing and Cementing Evaluations • Intervention Services	
Ancillary Services	• Coiled Tubing Drill-outs • Rentals and Fishing	• Natural-Gas Processing & Conditioning (Torrent) • Rig-Assist Snubbing • Rentals and Fishing • Coiled Tubing Clean-outs	• Plugging and Abandonment Services

Note: Activity Estimates Based upon Revenue levels of 2022 Actuals & 2023 Forecast

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RANGER HIGH SPEC RIG PRESENCE

RANGER HAS THE HIGHEST ACTIVE RIG COUNT IN THE INDUSTRY WITH ~165 ACTIVE RIGS.

Well Servicing Rig Market
1000 – 1200 total rigs



Other Providers
40% to 50%
(20+ Companies)
Leading Service
Providers
50% to 60%

Operational Rig Count for Large Providers



RANGER
ENERGY SERVICES
15% - 20%
Mkt Share
~165 Rigs
Key
AXIS
ENERGY SERVICES
BRIGADE
ENERGY SERVICES
ClearWell
DYNAMICS
ENSIGN
Ranger
Energy Services
Key
Energy Services
Axis
Energy Services
Brigade
Energy Services
Clearwell
Dynamics
Ensign
Energy Services

Source: Management Estimates

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Ranger’s commitment to maximizing shareholder value is focused on improving free cash flow through asset utilization, fortifying the balance sheet, returning capital to shareholders and growing through acquisition. V A L U E C R E A T IO N F R A M E W O R K IMPROVING FREE CASH FLOW GENERATION FORTIFYING THE BALANCE SHEET ATTRACTIVE CAPITAL RETURNS FRAMEWORK GROWTH THROUGH ACQUISITION 7

IMPROVING CASH FLOW THROUGH UTILIZATION 8 Note (1): Charts designed to show earnings capacity and should not be relied upon as company guidance. Opportunity to grow revenues & profitability through deployment of additional assets available for activation • Ability to improve utilization contingent on market and easing labor & supply chain constraints and further penetration in existing markets • Additional rig capacity exists beyond illustrative opportunity with reactivation capital outside of normal maintenance capex Processing Solutions & Ancillary Services Adj EBITDA(1) $s in Millions Wireline Services Adj EBITDA(1) $s in Millions High Specification Rig Adj EBITDA(1) $s in Millions $12 $21 $61 $75 2020 2021 2022 Illustrative Opportunity $25 $2 $18 $24 2020 2021 2022 Illustrative Opportunity $4 $6 $26 $30 2020 2021 2022 Illustrative Opportunity

$29.8 $27.0 $57.3 $72.3 $79.9 $58.3 $45.2 $22.4 1Q21 2Q21 3Q21 4Q21* 1Q22 2Q22 3Q22 4Q22 FORTIFYING THE BALANCE SHEET 9Note (1): Total Adjusted Net Debt is a Non-GAAP measure. Please see slide 24 for a reconciliation of Adjusted Net Debt to the most comparable GAAP metric. Note (2): Adjusted Net Leverage is defined as Adjusted Net Debt divided by trailing-twelve-month Adjusted EBITDA. See slide 24 for a reconciliation of Non-GAAP measures. In anticipation of achieving net-debt zero in 2023, introduced a sustainable capital return program that also provides flexibility to pursue attractive growth opportunities • Leverage lower than any period in the company’s history • Repaid ~$50M in outstanding debt during 2022 Total Adjusted Net Debt(1) $s in Millions 2.8x 2.9x 8.3x 5.6x 3.5x 1.5x 0.7x 0.3x 1Q21 2Q21 3Q21 4Q21* 1Q22 2Q22 3Q22 4Q22 Total Adjusted Net Leverage(2) $s in Millions

ATTRACTIVE CAPITAL RETURNS FRAMEWORK

Focus is on balanced capital returns and maximizing ROIC

- Pivot toward capital returns will occur after net-debt zero is achieved in 1H23
- Framework provides flexibility to pursue highest available capital return opportunities to maximize return on invested capital
- Management will focus on allocating capital as prudent based on share price and strategic opportunities

$0.05
Initiating Quarterly Dividend
(post net debt zero)

$35 million
Authorized Share Repurchase

25% or greater Free Cash Flow
Return Commitment

TTM Return on Invested Capital(1)



-10%
3%
3%
5%
12%
5%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Note (1): TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders' equity for the beginning and end of the trailing twelve-month period.

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EXPLORING GROWTH THROUGH ACQUISITION 11 Intentional and selective approach to acquisitions with clear objective of value creation through inorganic growth • Successful track record of executing accretive M&A • Fragmented and competitive industry provides opportunity for value-creation • Paired with shareholder returns, management’s focus will continue to be on maximizing ROIC ATTRACTIVE PROFILES & CRITERIA FOR CONSIDERATION: • High quality workforce and assets that reinforce or expand current reputation • Committed and experienced management to support the service line • Earnings potential with visible capital return opportunity • Differentiated service, product or service delivery model Market Segment Potential Benefits High Spec Rig Services Expand market share/geographic reach, consolidate market Wireline Services Expand market share, extend geographic reach Fishing and Rental Services Accelerate growth trajectory to solidify product line Expanding Service Lines Enhance overall earnings potential

FINANCIAL OVERVIEW & INVESTMENT THESIS 12

FOURTH QUARTER AND FULL YEAR 2022 HIGHLIGHTS 13 $293.1 $608.5 2021 2022 108% $123.1 $154.3 Q4 2021 Q4 2022 Revenue ($s in Millions) $9.1 $21.6 Q4 2021 Q4 2022 $12.8 $79.5 2021 2022 Adjusted EBITDA ($s in Millions) 521% Adjusted EBITDA Margin 7% 14% Q4 2021 Q4 2022 4% 13% 2021 2022 • Successful integration of 2021 acquisitions resulted in significant increases in 2022 to Revenue, Adjusted EBITDA and Margins • Revenue increased year-over-year across all segments with most significant growth in Processing Solutions and Ancillary Services which grew over 200% from the prior year • Ranger significantly reduced leverage through the year, ending the year with $22.4 million of Adjusted Net Debt Q4 2022 Highlights FY 2022 Highlights • Grew revenue and Adj EBITDA across all segments year over year in Q4 • Leveraged Free Cash Flow generation to repay $25 million of debt • Winter Storm Elliott operational downtime resulted in a cumulative negative impact of $6 million to revenue and $0.6 million to Adj. EBITDA • Operating efficiencies and effective cost planning allowed Ranger to achieve EBITDA expectations despite winter storm impact +700bps +900bps 25% 138%

FY2022 Adjusted EBITDA Bridge ($s in Millions) ADJUSTED EBITDA GROWTH DRIVERS 14 Q4 Adjusted EBITDA Bridge ($s in Millions)

2023 FULL YEAR COMPANY GUIDANCE • Improving asset utilization and operating efficiency will continue growth and margin expansion • Expect activity levels to ramp into 2Q, with 2Q and 3Q representing the seasonally strongest quarters for 2023 • Expected Adjusted EBITDA margins in 2023 of 14-16% • Capital expenditures and leases expected between $25-35 million, or approximately 4% to 5% of revenue • Anticipated free cash flow conversion of over 60% 15 $18.3 - $45.0(1) $30.7 $55-70 2020 2021 2022 2023 $95–105 Revenue ($s in Millions) Adjusted EBITDA ($s in Millions) Free Cash Flow ($s in Millions) As of March 2023 $187.8 $293.1 $608.5 $685-715 2020 2021 2022 2023 $22.2 $12.8 $79.5 2020 2021 2022 2023 Note (1): Free cash flow impacted by working capital needed to support Basic Acquisition.

INVESTMENT THESIS Maximizing Returns Through Improved Asset Utilization 16 • Significant opportunity for continued profitability growth through improved asset utilization, supported by opportunity for organic market share growth in existing markets • Attractive free cash flow generation creates multiple value creation opportunities: • Shareholder Returns: Sustainable quarterly dividend program, supplemented by $35m share repurchase program • Self-Funded M&A: Allows for pursuit of opportunistic M&A to create value through consolidation within existing end-markets and businesses Dynamic Business Model with Production-Focused Exposure and Completion Upside • Exposure to oil and gas producers across all major basins allows for strategic deployment and flexibility of asset utilization in response to changes in activity. • Capital efficiency further maximizes operating leverage to drive above-industry returns through the cycle. • Current E&P activity expected to remain consistent through 2023, with continued growth in 2024 and 2025 and a supportive long-term commodity price outlook.

RANGER LEADS THE WAY

APPENDIX: SUPPLEMENTAL INFORMATION 18

$0.9 $9.8 Q4 2021 Q4 2022 $59.5 $72.6 Q4 2021 Q4 2022 $8.8 $15.2 Q4 2021 Q4 2022 HIGH-SPECIFICATION RIG SEGMENT HIGHLIGHTS 19 22% Revenue ($MM) Adjusted EBITDA ($MM) 73% Operating Income ($MM) 989% • Adj. EBITDA improved $6.4 million (+73%) Y/Y due to higher activity, better pricing and improved operating leverage • Rig hours increased from 111,600 in Q4 2021 to 113,600 in Q4 2022. Winter Storm Elliott caused 4,300 hours of rig downtime in December • Hourly rig rates were $640 per hour compared to $533 per hour in Q4 2021 Q4 Operational Results ($0.2) $34.3 2021 2022 $140.1 $293.2 2021 2022 $21.3 $60. 5 2021 2022 109% 184% 2022 Operational Results • Rig hours increased from 257,900 in 2021 to 469,000 in 2022 • Hourly rig rates were $625 per hour compared to $543 per hour in 2021, increasing by 15% • Integration and optimization of the Basic Assets drove growth and +600bps in margin expansion

WIRELINE SERVICE SEGMENT HIGHLIGHTS 20 • Adj. EBITDA increased $3.7 million due to improved pricing and cost absorption as Adj. EBITDA margins expanded materially Y/Y • Winter Storm Elliot in December resulting in 13 unplanned weather days and negatively impacted revenues by $3.0 million • Completed stages decreased by 26% to 6,800 primarily due to unplanned weather days Q4 Operational Results ($3.0) $2.0 Q4 2021 Q4 2022 $1.0 $4.7 Q4 2021 Q4 2022 $44.8 $48.3 Q4 2021 Q4 2022 8% Revenue ($MM) Adjusted EBITDA ($MM) 370% Operating Income ($MM) ($5.8) $7.6 2021 2022 $2.3 $18.6 2021 2022 $117.9 $197. 0 2021 2022 67% 709%2022 Operational Results • Increased operating activity in 2022 due to acquisition of two wireline companies in 2021 and improved cost absorption • Expanded margins by 600 bps in 2022 over prior year 231% 167%

$2.4 $4.6 Q4 2021 Q4 2022 $0.3 $20.2 2021 2022 $3.6 $6.6 Q4 2021 Q4 2022 $18.8 $33.4 Q4 2021 Q4 2022 PROCESSING SOLUTIONS & ANCILLARY SERVICES SEGMENT HIGHLIGHTS 21 78% Revenue ($MM) Adjusted EBITDA ($MM) 83% Operating Income ($MM) 92% • Revenues increased year-over-year across all business lines: • Coil tubing (+$6.7m) • Rentals (+$5.1m) • Plug and abandonment services (+$2.1m) • Segment Adjusted EBITDA increased by $3m primarily due to revenue growth and integration of Basic Assets acquired in 2021 Q4 Operational Results $6.2 $25.5 2021 2022 $35.1 $118. 3 2021 2022 237% 311% 6,633% 2022 Operational Results • Revenue and EBITDA grew substantially during 2022, as the result of the Basic acquisition, higher operational activity and better cost absorption • Coil tubing business showed strongest growth with revenues of $36 million • Plug and Abandonment business grew by 4x year-over-year

$132 $83 $140 $293 $184 $99 $118 $197 $21 $7 $35 $118 2019 2020 2021 2022 High Spec Rigs Wireline Services Process Solutions & Ancillary Serices HISTORICAL TRENDS BY SEGMENT 22 13% 15% 15% 21% 25% 25% 2% 9% 55% 60% 18% 22% Adjusted EBITDA Margin Revenue

7 11 7 28 41 11 13 13 68 68 2018 2019 2020 2021 2022 Active Wireline Trucks Available Wireline Trucks M a jo r W ir e lin e A cq u is it io n s TRENDED SEGMENT OPERATING METRICS (Wireline) 23 Wireline Truck Capacity(1) Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future. Stages Count 2018 9,800 NA 2019 16,700 70% 2020 13,900 -17% 2021 27,000 94% 2022 31,400 16%

ADJUSTED EBITDA RECONCILIATIONS 24 Adjusted EBITDA We believe Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. We exclude the items listed above from net income or loss in arriving at Adjusted EBITDA because these amounts can vary substantially within our industry depending upon accounting methods, book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. We define Adjusted EBITDA as net income or loss before net interest expense, income tax provision or benefit, depreciation and amortization, equity-based compensation, acquisition-related, severance and reorganization costs, gain or loss on disposal of assets, and certain other non-cash and certain items that we do not view as indicative of our ongoing performance. 2018 2019 2020 2021 2022 Net income (loss) ($6MM) $4MM ($19MM) ($2MM) $15MM Interest expense, net $4MM $6MM $3MM $5MM $7MM Tax expense (benefit) - $2MM - ($6MM) $1MM Depreciation and amortization $30MM $35MM $35MM $36MM $45MM EBITDA $28MM $47MM $19MM $33MM $68MM Equity based compensation $2MM $4MM $4MM $3MM $4MM Acquisition related costs $1MM - - $9MM $8MM Loss on disposal of property and equipment $1MM - - ($1MM) ($1MM) Impairment of goodwill / fixed assets $9MM - - - $1MM Severance and reorganization costs - - $1MM ($1MM) $2MM Termination of tax receivable agreement - - - $4MM - Legal fees and settlements - - - $1MM $2MM Allowance for AR write-off - - - $2MM - Gain on retirement of debt - - ($2MM) - - Bargain purchase gain, net of tax - - - ($37MM) ($4MM) Adjusted EBITDA $41MM $51MM $22MM $13MM $80MM

NON-GAAP RECONCILIATION: ADJUSTED NET DEBT 25 December 31, 2022 September 30, 2022 Change Debt and Other Obligations Credit facility $1.4MM $24.9MM ($23.5MM) Eclipse Term Loan A $10.4MM $11.0MM ($0.6MM) Secured Promissory Note $6.1MM $7.0MM ($0.9MM) Installment purchases $0.5MM $0.6MM ($0.1MM) Other financing liabilities $12.3MM $12.6MM ($0.3MM) Finance lease obligations $7.5MM $6.6MM $0.9MM Less: Cash and cash equivalents $3.7MM $5.2MM ($1.5MM) Net Debt $34.5MM $57.5MM ($23.0MM) Less: Facility financing lease $12.1MM $12.3MM ($0.2MM) Adjusted Net Debt $22.4MM $45.2MM ($22.8MM)